UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013 (February 19, 2013)

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224
San Francisco, CA 94104
(Address of principal executive offices) (zip code)

(213) 400-0770
(Registrant’s telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On February 19, 2013, Bitzio, Inc. (the "Company") issued a press release announcing the Company's proposed acquisition of Grandstand Sports and Memorabilia, Inc. ("Grandstand"). The Company intends to acquire Grandstand for a purchase price consisting of cash, debt, equity and certain performance-based cash earn-outs. The closing of the proposed acquisition will be conditional upon, among other things, the Company's ability to secure certain financing arrangements and completion of a capital restructuring. The press release is attached hereto as Exhibit 99.1 as is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 99.1	Press Release issued by Bitzio, Inc., dated February 19, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: February 19, 2013	By:	/s/ Peter Henricsson
Peter Henricsson Chief Executive Officer and President

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